Exhibit 32.2

Certification of Chief Financial Officer Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with this Quarterly Report on Form 10-Q (the “Report”) of Investcorp Credit Management BDC, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Rocco DelGuercio, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Rocco DelGuercio
Name: Rocco DelGuercio
Date: November 12, 2019

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